SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 19, 1996
(Date of earliest event reported)



    Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)


Delaware                       333-4846                75-2006294
(State or Other
Jurisdiction                 (Commission             (I.R.S. Employer
of Incorporation)            File Number)           Identification No.)


8400 Normandale Lake Blvd., Suite 600,
Minneapolis, Minnesota                      55437
(Address of Principal Executive Office)   (Zip Code)


Registrant's telephone number, including area code:
(612) 832-7000

Item 5.   Other Events.


                  On September 27, 1996, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1996-S19 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 1996, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.




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                  In connection  with the expected sale of the Series  1996-S19,
         Class A-1, Class A-2 and Class A-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Salomon Brothers Inc (the "Underwriter"), that the Underwriter has furnished to prospective
         investors   certain   computational   materials   (the   "Computational
         Materials") with respect to the Underwritten Certificates following the
         effective   date  of  the   related   Registration   Statement,   which
         Computational Materials are being filed manually as an exhibit to this report.

          The additional Computational Materials filed herewith as Exhibit 99.1 have been provided by the Underwriter. The information in the additional Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

          The additional Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. The additional Computational Materials may be based on assumptions that differ from the assumptions set forth in the related Prospectus Supplement. The additional Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the additional Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

          In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the additional Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual


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     characteristics  and  performance  of the  Mortgage  Loans will  affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


          Certain assumptions may have been made in the additional Computational Materials which have resulted in certain returns which are detailed in the additional Computational Materials. No representation is made that any returns set forth in the additional Computational Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.




Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits




                    Item 601(a) of
                    Regulation S-K
Exhibit No.         Exhibit No.                  Description

   1                  99.1                       Additional
                                               Computational
                                                 Materials



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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                         RESIDENTIAL
                                                         FUNDING MORTGAGE
                                                         SECURITIES I, INC.

                                                      By: /s/Diane S. Wold
                                                       Name: Diane S. Wold
                                                      Title: Vice President

Dated: September 19, 1996





                     EXHIBIT INDEX


                 Item 601 (a) of         Sequentially
Exhibit          Regulation S-K          Numbered
Number           Exhibit No.             Description               Format

1                  99.1                  Additional                  P
                                        Computational
                                         Materials





                          EXHIBIT 1

                   (Intentionally Omitted)



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